EXHIBIT 32.2
                    Certification of Principal Executive Officer
                            Pursuant to 18 U.S.C. 1350
                   (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Jeff Johnson, Chief Accounting Officer of Winning Edge International, Inc. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the year ended July 31, 2006 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                              By:/s/
                                 -----------------------------------
                                 Jeff Johnson
                                 Chief Accounting Officer

November 13, 2006

 * A signed original of this written statement required by Section 906 has been provided to Winning Edge International, Inc. and will be retained by Winning Edge International, Inc. and furnished to the Securities Exchange Commission or its staff upon request.